UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

Owens Corning

(Exact name of registrant as specified in its charter)

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway Toledo, OH	43659
(Address of principal executive offices)	(Zip Code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Owens Corning (the “Company”) is filing this Current Report on Form 8-K to update portions of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on February 18, 2009 (the “2008 Form 10-K”), to reflect the following for all periods presented therein:

•

A change in the method of accounting for inventories in the United States from the last-in, first-out (“LIFO”) cost method to the first-in, first-out (“FIFO”) cost method, which was effective during the first quarter 2009.

•

The application of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements an Amendment of ARB 51,” which was adopted by the Company effective January 1, 2009.

•

The application of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133,” which was adopted by the Company effective January 1, 2009.

•	A change in reportable segments, which was effective during the first quarter 2009.

The following updated Items of the 2008 Form 10-K are attached as exhibits hereto and incorporated herein by reference:

•	Item 1 — Business

•	Item 2 — Properties

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Item 15 — The following Financial Statement Schedules and Exhibits:

•	Schedule II — Valuation and Qualifying Accounts

•	Ratio of Earnings to Fixed Charges

No Items of the 2008 Form 10-K other than those identified above are being updated by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the updates described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 1 — Business

99.2	Item 2 — Properties

99.3	Item 6 — Selected Financial Data

99.4	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5	Item 8 — Financial Statements and Supplementary Data

99.6	Item 15 — Schedule II — Valuation and Qualifying Accounts

99.7	Item 15 — Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: June 1, 2009	By:	/s/ Duncan J. Palmer
Duncan J. Palmer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 1 — Business

99.2	Item 2 — Properties

99.3	Item 6 — Selected Financial Data

99.4	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5	Item 8 — Financial Statements and Supplementary Data

99.6	Item 15 — Schedule II — Valuation and Qualifying Accounts

99.7	Item 15 — Ratio of Earnings to Fixed Charges